MERRILL LYNCH
EMERGING TIGERS
FUND, INC.



[FUND LOGO]
STRATEGIC
         Performance



Annual Report
November 30, 1997



Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets,currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Emerging Tigers Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                          #17033 -- 11/97



[RECYCLE LOGO]
Printed on post-consumer recycled paper



MERRILL LYNCH EMERGING TIGERS FUND, INC.

[GRAPHIC OMITTED: MAP OF ASIA]

Asset Allocation
As a Percentage* of
Net Assets as of
November 30, 1997

INDIA --               6.4%

INDONESIA --           7.1%

MALAYSIA --            7.9%

THAILAND --            2.5%

SINGAPORE --          17.9%

CHINA --              19.8%

INDOCHINA --           1.7%

PHILIPPINES --         8.1%

* Total may not equal 100%.



          Merrill Lynch Emerging Tigers Fund, Inc., November 30, 1997

DEAR SHAREHOLDER

Fiscal Year in Review
The fiscal year ended November 30, 1997 proved to be an extremely difficult one for the Asian tiger stock markets and Merrill Lynch Emerging Tigers Fund, Inc. The problems began in Thailand during the summer months. Economic fundamentals in that country deteriorated as banks began to experience an increasing number of loan defaults, property prices declined, and the level of exports continued to drop, hurting the current account deficit. As a result, foreign investors began to pull their money out of Thailand. The Thai baht came under attack by speculators and hedgers alike. Finally, after spending a large portion of its foreign exchange reserves in an attempt to maintain the currency's peg to the US dollar, the central bank allowed the baht to float on July 2, 1997. Since that time, the baht had fallen by 68% relative to the US dollar through November month-end. Developments in Thailand had a domino effect throughout the Asian tiger stock markets. As investor confidence rapidly deteriorated, the currency crisis spread from one country to the next in a series of "rolling devaluations." The Indonesian rupiah, the Philippine peso, the Malaysian ringgit and the Korean won all declined sharply in foreign exchange markets. The devaluations in foreign currency markets led to dramatic declines in stock markets throughout the region. As discussed in our August 31, 1997 report to shareholders, the negative effects of currency devaluations have and will continue to reverberate throughout the Asian tiger economies. Higher interest rates are needed to support currencies until stability returns to foreign exchange markets. These higher interest rates lead to lower corporate earnings. These factors, along with the negative wealth effect of declining stock markets, will likely result in lower gross domestic product growth.

Currently, the Asian tiger countries are still in the first stages of these developments. Liquidity is greatly diminished and the number of non-performing loans at banks are increasing. To help bring some liquidity back into their financial systems, Thailand, South Korea and Indonesia have already approached the International Monetary Fund. In the next stages, we expect to see corporations shrinking and retrenching through layoffs. As a result, unemployment will increase. We expect each country to reach the bottom of its economic cycle at a different time, depending upon political and social factors. However, it is clear that the deleveraging process is occurring much more quickly in the Asian tiger countries than is the case in a more developed economy like Japan. After reaching bottom, recovery in the emerging tiger countries is likely to evolve slowly.

Government policy will be critical in the restructuring process for the financial systems in the Asian tiger countries. Of primary importance are the steps taken to liquidate insolvent banks and recapitalize viable ones. At the same time, governments must free up their economies and liberalize financial systems. Bankruptcy laws must also be put in place, since such legislation is nonexistent in most Asian tiger countries. The faster that governments are able to implement such measures, the sooner their economies will recover and investor confidence will be restored.

As disruptive as recent events have been, it is important to remember that such developments are not unusual in emerging economies. Periods of exceptionally rapid economic expansion are often followed by financial crises. In turn, these crises actually serve to create a firmer foundation for economic growth in the future. Therefore, we believe that this is not the end of economic growth in the Asian tiger countries. Those countries that develop credible policy responses to the crisis will actually emerge out of it in stronger positions and better able to function in a global economy.

We were underweighted in Thailand throughout the fiscal year, and began increasing the Fund's cash reserve position in July. When Malaysia placed restrictions on buying and selling stock, we sold down our position and are now extremely underweighted in Malaysia.
Portfolio sales also resulted in a neutral weighting in the Philippines and an underweighted position in Indonesia as of fiscal year-end. Cash reserves made up 29.1% of the portfolio as of November 30, 1997. Despite these actions, we could not avoid the negative effects of sharply declining tiger stock markets. However, our investment activities provided investment returns better than those of the unmanaged Southeast Asian Emerging Markets Index. For the fiscal year ended November 30, 1997, Merrill Lynch Emerging Tigers Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total investment returns of - 47.76%, - 48.29%, - 48.32% and - 47.91%, respectively. For the same period, the unmanaged Southeast Asian Emerging Markets Index had a total investment return of - 56.55%.
(Fund results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 4 -- 7 of this report to shareholders.)

Portfolio Matters
As of November 30, 1997 we had overweighted positions only in The People's Republic of China and India. The Chinese economy continues to move forward in its recovery, with a corresponding improvement in its stock market. However, if the government is slow to reflate the economy, growth may be curtailed. As a result, our investments in China (whose shares are traded on the Hong Kong stock exchange) are focused on companies with strong balance sheets and good cash flows. In India, we have discovered some companies that offer attractive value, in our view, with good businesses and shares selling at low price/earnings and price/cash flow ratios. However, the macroeconomic situation in India is not the most positive. The political situation is unstable, and the "Asian contagion" has weakened the rupee. However, since India, like China, is still a relatively closed economy, we expect that it will remain insulated to some degree from the problems plaguing other Asian tiger countries.

In Conclusion
Looking ahead, we expect that our investment strategy will remain defensive in the months ahead, with a larger-than-usual cash position. At the same time, we will take a selective, "bottom up" approach when we commit cash reserves to stocks. We are beginning to see some attractive values emerge in individual companies that have strong market positions and little debt. Such companies will be able to survive the current financial crisis and be able to prosper when it is over.

We thank you for your investment in Merrill Lynch Emerging Tigers Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/KARA TAN BHALA
Kara Tan Bhala
Senior Vice President and
Portfolio Manager

January 7, 1998



PERFORMANCE DATA

About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Average Annual
Total Return

                         % Return Without          % Return With
                           Sales Charge            Sales Charge**
Class A Shares*
Year Ended 9/30/97           -30.37%                  -34.03%
Inception (3/4/94)
through 9/30/97              - 7.84                   - 9.22

 * Maximum sales charge is 5.25%.
** Assuming maximum sales charge.


                            % Return                  % Return
                           Without CDSC              With CDSC**
Class B Shares*
Year Ended 9/30/97           -31.11%                  -33.86%
Inception (6/10/96)
through 9/30/97              -26.86                   -28.54

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.


                            % Return                  % Return
                           Without CDSC              With CDSC**
Class C Shares*
Year Ended 9/30/97           -31.13%                  -31.82%
Inception (6/10/96)
through 9/30/97              -26.91                   -26.91

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                         % Return Without          % Return With
                           Sales Charge            Sales Charge**
Class D Shares*
Year Ended 9/30/97           -30.64%                  -34.28%
Inception (6/10/96)
through 9/30/97              -26.37                   -29.34

 * Maximum sales charge is 5.25%.
** Assuming maximum sales charge.



[GRAPHIC OMITTED: LINE CHART TOTAL RETURN BASED ON A $10,000
INVESTMENT]

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the Southeast Asia
Emerging Markets Index. Beginning and ending values are:

                                    3/04/94**                    11/97
ML Emerging Tigers Fund, Inc.+--
Class A Shares*                      $9,475                     $5,515
Southeast Asia Emerging Markets
Index++                             $10,000                     $4,554

A line graph depicting the growth of an investment in the Fund's Class B, Class C & Class D Shares compared to growth of an investment in the Southeast Asia Emerging Markets Index. Beginning and ending values are:

                                   6/10/96**                     11/97
ML Emerging Tigers Fund, Inc.+--
Class B Shares*                     $10,000                     $4,871
ML Emerging Tigers Fund, Inc.+--
Class C Shares*                     $10,000                     $5,164
ML Emerging Tigers Fund, Inc.+--
Class D Shares*                      $9,475                     $4,951
Southeast Asia Emerging Markets
Index++                             $10,000                     $4,272

 * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
** Commencement of operations.
 + ML Emerging Tigers Fund, Inc. invests primarily in equity securities of companies in designated emerging market countries located in Asia and the Pacific Basin.
++ This unmanaged Index, which is a blend of the Financial Times/Standard
   & Poor's-Actuaries World Index and IFC Investible Index, is comprised of holdings in China, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka and Thailand.





Performance
Summary --
Class A Shares+

                                   Net Asset Value               Capital Gains
Period Covered               Beginning         Ending             Distributed          Dividends Paid*          % Change**
3/4/94 -- 12/31/94           $14.18            $14.02                 --                     --                  + 0.12%
1995                          14.02             14.09                 --                  $0.148                 + 0.58
1996                          14.09             15.79                 --                   0.057                 +12.40
1/1/97 -- 11/30/97            15.79              8.12                 --                     --                  -48.58
                                                                                    Total $0.205
                                                                       Cumulative total return as of 11/30/97:  - 41.80%**

 + Performance results for per share net asset value of Class A Shares prior to June 10, 1996 are for the period when the
   Fund was closed-end.
 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.





Performance
Summary --
Class B Shares

                                   Net Asset Value               Capital Gains
Period Covered               Beginning         Ending             Distributed          Dividends Paid*          % Change**
6/10/96 -- 12/31/96          $15.53            $15.76                --                     --                   + 1.48%
1/1/97 -- 11/30/97            15.76              8.03                --                     --                   -49.05
                                                                        Cumulative total return as of 11/30/97:  -48.29%**

 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance
Summary --
Class C Shares

                                   Net Asset Value               Capital Gains
Period Covered               Beginning         Ending             Distributed          Dividends Paid*          % Change**
6/10/96 -- 12/31/96          $15.53            $15.74                --                     --                   + 1.35%
1/1/97 -- 11/30/97            15.74              8.02                --                     --                   -49.05
                                                                        Cumulative total return as of 11/30/97:  -48.36%**

 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance
Summary --
Class D Shares

                                   Net Asset Value               Capital Gains
Period Covered               Beginning         Ending             Distributed          Dividends Paid*          % Change**
6/10/96 -- 12/31/96          $15.53            $15.78                --                  $0.030                  + 1.81%
1/1/97 -- 11/30/97            15.78              8.10                --                     --                   -48.67
                                                                                   Total $0.030
                                                                        Cumulative total return as of 11/30/97:  -47.74%**

 * Figures may include short-term capital gains distributions.
** Figures do not reflect any sales charge; results would be lower if sales charge was included.






Recent
Performance
Results*

                                                                                                12 Month          3 Month
                                                    11/30/97       8/31/97       11/30/96       % Change         % Change
Class A Shares                                       $8.12         $10.66         $15.59         -47.92%          -23.83%
Class B Shares                                        8.03          10.57          15.53         -48.29           -24.03
Class C Shares                                        8.02          10.55          15.52         -48.32           -23.98
Class D Shares                                        8.10          10.63          15.58         -48.01           -23.80
Class A Shares -- Total Return                                                                   -47.76(1)        -23.83
Class B Shares -- Total Return                                                                   -48.29           -24.03
Class C Shares -- Total Return                                                                   -48.32           -23.98
Class D Shares -- Total Return                                                                   -47.91(2)        -23.80

 *  Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.046 per share ordinary income distributions.
(2) Percent change includes reinvestment of $0.030 per share ordinary income distributions.






SCHEDULE OF INVESTMENTS                                                                                            (in US dollars)

                                             Shares Held/                                                    Value    Percent of
COUNTRY               Industries             Face Amount        Long-Term Investments          Cost        (Note 1a)  Net Assets

China                  Appliances              884,000     Guangdong Kelon Electrical
                                                           Holdings Co., Ltd. (Class H)     $1,303,299      $983,518     1.3%

                       Conglomerates           329,000    +Beijing Enterprises Holdings
                                                           Limited                             846,617       866,148     1.2
                                               944,000     China Merchants Holdings
                                                           International Co. Ltd.              970,837     1,099,123     1.5
                                               922,000     China Resources Enterprise Ltd.   1,142,999     1,985,989     2.7
                                             2,699,400     Guangdong Investments, Ltd.       1,984,325     1,711,178     2.4
                                               586,000     Shanghai Industrial Holdings
                                                           Ltd.                              1,485,543     1,849,776     2.6
                                                                                          ------------  ------------  ------
                                                                                             6,430,321     7,512,214    10.4

                       Infrastructure          263,000    +New World Infrastructure Ltd.       711,034       518,869     0.7
                                      US$    1,611,000     New World Infrastructure Ltd.,
                                                           5% due 7/15/2001                  2,023,074     1,510,313     2.1
                                                                                          ------------  ------------  ------
                                                                                             2,734,108     2,029,182     2.8

                       Railroads             2,830,000     Guangshen Railway Company
                                                           Limited (Class H)                 1,250,523       604,091     0.8

                       Telecommunications    1,382,500    +China Telecom (Hong Kong)
                                                           Limited                           2,100,864     2,307,207     3.2

                       Utilities -- Electric 2,063,000    +Beijing Datang Power Generation
                                                           Company Limited (Class H)         1,248,566       954,129     1.3
                                                                                          ------------  ------------  ------
                                                           Total Long-Term Investments
                                                           in China                         15,067,681    14,390,341    19.8
                                                                                          ============  ============  ======

India                  Consumer Products       185,800     IFB Industries Ltd.                 220,351        93,624     0.1

                       Financial Services       45,181     Housing Development Finance
                                                           Corporation Ltd.                  2,812,530     3,504,755     4.8
                       Telecommunications       25,000    +Videsh Sanchar Nigam Ltd.
                                                           (GDR)**                             387,500       331,250     0.5
                                                56,000    +Videsh Sanchar Nigam Ltd.
                                                           (GDR)** (b)                         924,000       742,000     1.0
                                                                                          ------------  ------------  ------
                                                                                             1,311,500     1,073,250     1.5
                                                           Total Long-Term Investments in
                                                           India                             4,344,381     4,671,629     6.4
                                                                                          ============  ============  ======

Indochina              Mutual Funds             75,000    +Southeast Asia Frontier Fund        772,500       487,500     0.7
                                               141,300    +Vietnam Frontier Fund             1,455,390       777,150     1.0
                                                                                          ------------  ------------  ------
                                                           Total Long-Term Investments in
                                                           Indochina                         2,227,890     1,264,650     1.7
                                                                                          ============  ============  ======

Indonesia              Building &
                       Construction          4,707,000     P.T. Citra Marga Nusaphala
                                                           Persada                           2,150,446     1,035,928     1.4

                       Food                  2,166,000     P.T. Davomas Abadi 'Foreign'      1,889,664       610,770     0.9
                                               607,100     P.T. Fiskaragung Perkasa            715,913       162,840     0.2
                                                                                          ------------  ------------  ------
                                                                                             2,605,577       773,610     1.1

                       Oil - Domestic           83,700    +Gulf Indonesia Resources Ltd.     1,833,115     1,888,481     2.6

                       Retail                1,017,000     P.T. Great River International
                                                           'Foreign'                           665,749       118,906     0.2

                       Telecommunications       56,600     P.T. Telekomunikasi Indonesia
                                                           (Persero) (ADR)*                  1,178,424       827,775     1.1

                       Tobacco                 373,500     P.T. Hanjaya Mandala Sampoerna
                                                           'Foreign'                           755,012       498,343     0.7
                                                                                          ------------  ------------  ------
                                                           Total Long-Term Investments in
                                                           Indonesia                         9,188,323     5,143,043     7.1
                                                                                          ============  ============  ======

Malaysia               Building &
                       Construction          1,766,000     I.J.M. Corp. BHD                  3,074,469       658,577     0.9

                       Consumer Products       340,500     Amway (Malaysia) Holdings BHD     2,073,026       639,781     0.9

                       Industrial              482,475     O.Y.L. Industries BHD             2,684,830     1,314,834     1.8

                       Insurance               576,000     MNI Holdings BHD                  3,132,208       541,962     0.8

                       Leisure                 694,000     Berjaya Sports Toto BHD           1,260,735     1,522,978     2.1

                       Publishing              807,000     Star Publications (Malaysia)
                                                           BHD                               2,992,748     1,018,589     1.4
                                                                                          ------------  ------------  ------
                                                           Total Long-Term Investments in
                                                           Malaysia                         15,218,016     5,696,721     7.9
                                                                                          ============  ============  ======

Philippines            Conglomerates           307,860    +Benpres Holdings Corp. (GDR)**
                                                           (b)                               2,423,778     1,096,012     1.5

                       International Trade   7,348,274    +International Container
                                                           Terminal Services, Inc.           3,128,793     1,208,807     1.7

                       Real Estate      US$  1,315,000     AC International Finance, 1.74%
                                                           due 12/08/2000 (a)                1,245,881       973,100     1.3
                                             1,478,125     Ayala Land, Inc. 'B'              1,256,677       586,558     0.8
                                                                                          ------------  ------------  ------
                                                                                             2,502,558     1,559,658     2.1

                       Retail                7,486,346     SM Prime Holdings, Inc.           1,229,712     1,188,309     1.6
                                             7,370,000    +Uniwide Holdings, Inc.            1,365,817       187,175     0.3
                                                                                          ------------  ------------  ------
                                                                                             2,595,529     1,375,484     1.9

                       Utilities -- Electric   174,956     Manila Electric Co. (MERALCO)
                                                           'B'                                 983,374       610,957     0.9
                                                                                          ------------  ------------  ------
                                                           Total Long-Term Investments in
                                                           the Philippines                  11,634,032     5,850,918     8.1
                                                                                          ============  ============  ======

Singapore              Airlines                234,000     Singapore Airlines Ltd.
                                                           'Foreign'                         2,304,198     1,528,835     2.1

                       Banking                  75,000     Development Bank of Singapore
                                                           Ltd.                                769,579       706,747     1.0
                                               429,400     United Overseas Bank Ltd.
                                                           'Foreign'                         3,440,067     2,562,696     3.5
                                                                                          ------------  ------------  ------
                                                                                             4,209,646     3,269,443     4.5

                       Electronics             415,000     Elec & Eltek International
                                                           Company Ltd.                      2,050,708     3,050,250     4.2

                       Industrial              635,000     Clipsal Industries Ltd.           1,767,649     1,498,600     2.1

                       Publishing &
                       Broadcasting            150,800     Singapore Press Holdings Ltd.
                                                           'Foreign'                         2,269,422     2,065,234     2.8

                       Real Estate             134,000     City Developments Ltd.            1,014,063       660,824     0.9
                                               555,000     DBS Land Ltd.                     1,570,489       944,874     1.3
                                                                                          ------------  ------------  ------
                                                                                             2,584,552     1,605,698     2.2
                                                                                          ------------  ------------  ------
                                                           Total Long-Term Investments in
                                                           Singapore                        15,186,175    13,018,060    17.9
                                                                                          ============  ============  ======

Thailand               Oil-Related             160,300     PTT Exploration and Production
                                                           Public Company Ltd.
                                                           'Foreign'                         1,300,797     1,780,667     2.5
                                                                                          ------------  ------------  ------
                                                           Total Long-Term Investments in
                                                           Thailand                          1,300,797     1,780,667     2.5
                                                                                          ============  ============  ======
                                                           Total Long-Term Investments      74,167,295    51,816,029    71.4
                                                                                          ============  ============  ======


                                                 Face
                                                Amount          Short-Term Securities
United States          Commercial Paper*** US$ 2,800,000   Atlantic Asset Securitization
                                                           Corporation, 5.61% due
                                                           12/05/1997                        2,797,382     2,797,382     3.9
                                               3,000,000     Caterpillar Inc., 5.53% due
                                                           12/16/1997                        2,992,166     2,992,166     4.1
                                               1,500,000   Delaware Funding Corp., 5.55%
                                                           due 12/05/1997                    1,498,613     1,498,613     2.1
                                               2,860,000   General Motors Acceptance
                                                           Corp., 5.75% due 12/01/1997       2,859,086     2,859,086     3.9
                                                                                          ------------  ------------  ------
                                                                                            10,147,247    10,147,247    14.0

                       US Government Agency   10,000,000   Federal Home Loan Mortgage
                       Obligations***                      Corp., 5.48% due 12/11/1997       9,981,733     9,981,733    13.7
                                                                                          ------------  ------------  ------
                                                           Total Investments in Short-Term
                                                           Securities                       20,128,980    20,128,980    27.7
                                                                                          ============  ============  ======

                       Total Investments                                                   $94,296,275    71,945,009    99.1
                                                                                          ============

                       Unrealized Depreciation on Forward Foreign Exchange Contracts****                     (28,646)    0.0

                       Time Deposit++                                                                      1,000,000     1.4

                       Liabilities in Excess of Other Assets                                                (342,801)   (0.5)
                                                                                                        ------------  ------

                       Net Assets                                                                        $72,573,562   100.0%
                                                                                                        ============  ======

                   (a) Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
                   (b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
                     + Non-income producing security.
                    ++ Time deposit bears interest at 5.375% and matures on
                       12/01/1997.
                     * American Depositary Receipts (ADR).
                    ** Global Depositary Receipts (GDR).
                   *** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time purchase by the Fund.
                  **** Forward foreign exchange contracts sold as of November 30, 1997 were as follows:

                                                           Unrealized
                       Foreign             Expiration     Depreciation
                       Currency Sold          Date          (Note 1c)

                       MYR   19,506,685     May 1998        $(2,136)
                       SGD   12,896,000  November 1998      (26,510)
                                                           --------
                       Total Unrealized Depreciation on
                       Forward Foreign Exchange Contracts
                       -- Net (US$Commitment --
                       $13,500,000)                        $(28,646)
                                                           ========

                       See Notes to Financial Statements.






STATEMENT OF ASSETS AND LIABILITIES

                      As of November 30, 1997

Assets:               Investments, at value (identified cost -- $94,296,275) (Note 1a)                              $71,945,009
                      Cash                                                                                                  114
                      Foreign cash (Note 1b)                                                                             15,858
                      Time deposit                                                                                    1,000,000
                      Receivables:
                      Securities sold                                                            $542,191
                      Capital shares sold                                                          63,430
                      Dividends                                                                    55,294
                      Interest                                                                     30,137               691,052
                                                                                             ------------
                      Deferred organization expenses (Note 1f)                                                           12,520
                      Prepaid registration fees and other assets (Note 1f)                                               19,557
                                                                                                                   ------------
                      Total assets                                                                                   73,684,110
                                                                                                                   ------------

Liabilities:          Unrealized depreciation on forward foreign exchange contracts (Note 1c)                            28,646
                      Payables:
                      Capital shares redeemed                                                     425,102
                      Securities purchased                                                        264,759
                      Investment adviser (Note 2)                                                  60,842
                      Distributor (Note 2)                                                          6,412               757,115
                                                                                             ------------
                      Accrued expenses and other liabilities                                                            324,787
                                                                                                                   ------------
                      Total liabilities                                                                               1,110,548
                                                                                                                   ------------

Net Assets:           Net assets                                                                                    $72,573,562
                                                                                                                   ============

Net Assets            Class A Common Stock, $0.10 par value, 100,000,000 shares authorized                             $785,053
Consist of:           Class B Common Stock, $0.10 par value, 150,000,000 shares authorized                               60,850
                      Class C Common Stock, $0.10 par value, 50,000,000 shares authorized                                35,774
                      Class D Common Stock, $0.10 par value, 100,000,000 shares authorized                               13,054
                      Paid-in capital in excess of par                                                              113,067,529
                      Accumulated distributions in excess of investment income -- net
                      (Note 1g)                                                                                        (596,457)
                      Accumulated realized capital losses on investments and foreign currency
                      transactions -- net (Note 6)                                                                  (18,407,861)
                      Unrealized depreciation on investments and foreign currency transactions
                      -- net                                                                                        (22,384,380)
                                                                                                                   ------------
                      Net assets                                                                                    $72,573,562
                                                                                                                   ============

Net Asset             Class A -- Based on net assets of $63,760,100 and 7,850,529 shares
Value:                           outstanding                                                                              $8.12
                                                                                                                   ============
                      Class B -- Based on net assets of $4,886,736 and 608,498 shares
                                 outstanding                                                                              $8.03
                                                                                                                   ============
                      Class C -- Based on net assets of $2,869,519 and 357,744 shares
                                 outstanding                                                                              $8.02
                                                                                                                   ============
                      Class D -- Based on net assets of $1,057,207 and 130,543 shares
                                 outstanding                                                                              $8.10
                                                                                                                   ============

                      See Notes to Financial Statements.





STATEMENT OF OPERATIONS

                      For the Year Ended November 30, 1997

Investment Income     Dividends (net of $91,395 foreign withholding tax)                                             $1,253,295
(Notes 1d & 1e):      Interest and discount earned                                                                      901,192
                                                                                                                   ------------
                      Total income                                                                                    2,154,487
                                                                                                                   ------------

Expenses:             Investment advisory fees (Note 2)                                                               1,509,163
                      Custodian fees                                                                                    313,916
                      Transfer agent fees -- Class A (Note 2)                                                           260,927
                      Printing and shareholder reports                                                                  145,744
                      Accounting services (Note 2)                                                                       97,001
                      Professional fees                                                                                  79,354
                      Registration fees (Note 1f)                                                                        66,852
                      Directors' fees and expenses                                                                       37,437
                      Account maintenance and distribution fees -- Class B (Note 2)                                      34,079
                      Account maintenance and distribution fees -- Class C (Note 2)                                      11,228
                      Amortization of organization expenses (Note 1f)                                                    10,731
                      Pricing fees                                                                                        9,953
                      Transfer agent fees -- Class B (Note 2)                                                             7,631
                      Transfer agent fees -- Class C (Note 2)                                                             2,759
                      Account maintenance fees -- Class D (Note 2)                                                        1,859
                      Transfer agent fees -- Class D (Note 2)                                                             1,453
                      Other                                                                                              16,790
                                                                                                                   ------------
                      Total expenses                                                                                  2,606,877
                                                                                                                   ------------
                      Investment loss -- net                                                                           (452,390)
                                                                                                                   ------------

Realized &            Realized loss from:
Unrealized Loss on    Investments -- net                                                          $(17,292,855)
Investments &         Foreign currency transactions -- net                                            (108,933)     (17,401,788)
Foreign Currency      Change in unrealized appreciation/depreciation on:                          ------------
Transactions -- Net   Investments -- net                                                           (51,822,980)
(Notes 1b,1c,
1e & 3):
                      Foreign currency transactions -- net                                             (39,721)     (51,862,701)
                                                                                                  ------------     ------------
                      Net realized and unrealized loss on investments and foreign currency
                      transactions                                                                                  (69,264,489)
                                                                                                                   ------------
                      Net Decrease in Net Assets Resulting from Operations                                         $(69,716,879)
                                                                                                                   ============

                      See Notes to Financial Statements.






STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               For the Year Ended November 30,
                       Increase (Decrease) in Net Assets:                                           1997              1996
Operations:            Investment income (loss) -- net                                           $(452,390)         $625,383
                       Realized gain (loss) on investments and foreign currency transactions
                       -- net                                                                  (17,401,788)       12,974,980
                       Change in unrealized appreciation/depreciation on investments and
                       foreign currency transactions -- net                                    (51,862,701)       32,164,571
                                                                                            --------------    --------------
                       Net increase (decrease) in net assets resulting from operations         (69,716,879)       45,764,934
                                                                                            --------------    --------------

Dividends to           Investment income -- net:
Shareholders           Class A                                                                     (75,491)         (248,019)
(Note 1g):             Class D                                                                        (126)               --
                       In excess of investment income -- net:
                       Class A                                                                    (486,711)               --
                       Class D                                                                        (813)               --
                                                                                            --------------    --------------
                       Net decrease in net assets resulting from dividends to shareholders        (563,141)         (248,019)
                                                                                            --------------    --------------

Capital Share          Net decrease in net assets derived from capital share transactions      (56,250,234)     (141,243,207)
Transactions                                                                                --------------    --------------
(Note 4):

Net Assets:            Total decrease in net assets                                           (126,530,254)      (95,726,292)
                       Beginning of year                                                       199,103,816       294,830,108
                                                                                            --------------    --------------
                       End of year*                                                            $72,573,562      $199,103,816
                                                                                            ==============    ==============

                     * Undistributed (accumulated distributions in excess of) investment
                       income -- net (Note 1h)                                                   $(596,457)         $528,007
                                                                                            ==============    ==============

                       See Notes to Financial Statements.






FINANCIAL HIGHLIGHTS

                                                                                                   Class A
                                                                                                                       For the
                                                                                                                       Period
                   The following per share data and ratios have been derived                                           March 4,
                   from information provided in the financial statements.             For the Year Ended              1994+ to
                                                                                        November 30,                   Nov. 30,
                                                                               1997++       1996         1995            1994
                   Increase (Decrease) in Net Asset Value:
Per Share          Net asset value, beginning of period                       $15.59       $13.40       $14.47          $14.18
Operating                                                                 ----------   ----------   ----------      ----------
Performance:       Investment income  (loss) -- net                             (.04)         .05          .03             .12
                   Realized and unrealized gain (loss) on investments and
                   foreign currency transactions -- net                        (7.38)        2.15         (.96)            .19
                                                                          ----------   ----------   ----------      ----------
                   Total from investment operations                            (7.42)        2.20         (.93)            .31
                                                                          ----------   ----------   ----------      ----------
                   Less dividends and distributions:
                   Investment income -- net                                     (.01)        (.01)        (.12)             --
                   In excess of investment income -- net                        (.04)          --           --              --
                   Realized gain on investments -- net                            --           --         (.02)             --
                                                                          ----------   ----------   ----------      ----------
                   Total dividends and distributions                            (.05)        (.01)        (.14)             --
                                                                          ----------   ----------   ----------      ----------
                   Capital charge resulting from issuance of Common Stock         --           --           --+++++       (.02)
                                                                          ----------   ----------   ----------      ----------
                   Net asset value, end of period                              $8.12       $15.59       $13.40          $14.47
                                                                          ==========   ==========   ==========      ==========

Total Investment   Based on net asset value per share                         (47.76%)      16.43%       (6.23%)          2.05%++++
Return:**                                                                 ==========   ==========   ==========      ==========

Ratios to Average  Expenses                                                     1.69%        1.36%        1.32%           1.32%*
Net Assets:                                                               ==========   ==========   ==========      ==========
                   Investment income (loss) -- net                              (.27%)        .23%         .24%           1.12%*
                                                                          ==========   ==========   ==========      ==========

Supplemental       Net assets, end of period (in thousands)                  $63,760     $193,545     $294,830        $318,414
Data:                                                                     ==========   ==========   ==========      ==========
                   Portfolio turnover                                          35.63%       44.09%       18.84%           9.10%
                                                                          ==========   ==========   ==========      ==========
                   Average commission rate paid+++                            $.0085       $.0086           --              --
                                                                          ==========   ==========   ==========      ==========


                                                         Class B                 Class C                 Class D
                                                              For the                   For the                     For the
                                                   For the    Period         For the    Period        For the       Period
               The following per share data         Year      June 10,        Year      June 10,       Year         June 10,
               and ratios have been derived         Ended     1996+ to        Ended     1996+ to      Ended        1996+ to
               from information provided in        Nov. 30    Nov. 30        Nov. 30,   Nov. 30,      Nov. 30,      Nov. 30,
               the financial statements.            1997++      1996          1997++      1996         1997++        1996

               Increase (Decrease) in Net
               Asset Value:

Per Share      Net asset value, beginning of
Operating      period                               $15.53      $15.53        $15.52      $15.53       $15.58        $15.53
Performance:                                     ---------   ---------     ---------   ---------    ---------     ---------
               Investment loss -- net                 (.15)       (.05)         (.11)       (.05)        (.04)         (.01)
               Realized and unrealized gain
               (loss) on investments and foreign
               currency transactions -- net          (7.35)        .05         (7.39)        .04        (7.41)          .06
                                                 ---------   ---------     ---------   ---------    ---------     ---------
               Total from investment operations      (7.50)         --         (7.50)       (.01)       (7.45)          .05
                                                 ---------   ---------     ---------   ---------    ---------     ---------
               Less dividends:
               Investment income -- net                 --          --            --          --           --+++++       --
               In excess of investment income
               -- net                                   --          --            --          --         (.03)           --
                                                 ---------   ---------     ---------   ---------    ---------     ---------
               Total dividends                          --          --            --          --         (.03)           --
                                                 ---------   ---------     ---------   ---------    ---------     ---------
               Net asset value, end of period        $8.03      $15.53         $8.02      $15.52        $8.10        $15.58
                                                 =========   =========     =========   =========    =========     =========

Total          Based on net asset
Investment     value per share
Return:**                                           (48.29%)       .00%++++   (48.32%)      (.06%)++   (47.91%)         .32%++++
                                                 =========   =========     =========   =========    =========     =========

Ratios to      Expenses                               2.75%       2.67%*        2.83%       2.68%*       2.01%         1.88%*
Average                                          =========   =========     =========   =========    =========     =========
Net Assets:    Investment loss -- net                (1.20%)      (.99%)*      (1.01%)      (.98%)*      (.30%)        (.34%)*
                                                 =========   =========     =========   =========    =========     =========

Supplemental   Net assets, end of period
Data:          in thousands)                        $4,887      $3,719        $2,870        $887       $1,057          $953
                                                 =========   =========     =========   =========    =========     =========
               Portfolio turnover                    35.63%      44.09%        35.63%      44.09%       35.63%        44.09%
                                                 =========   =========     =========   =========    =========     =========
               Average commission rate paid+++      $.0085      $.0086        $.0085      $.0086       $.0085        $.0086
                                                 =========   =========     =========   =========    =========     =========

    * Annualized.
   ** Total investment returns exclude the effects of sales loads.
    + Commencement of operations.
   ++ Based on average shares outstanding.
  +++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission
      Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rates shown.
 ++++ Aggregate total investment return.
+++++ Amount is less than $0.01 per share.

      See Notes to Financial Statements.




          Merrill Lynch Emerging Tigers Fund, Inc., November 30, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Emerging Tigers Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Options -- The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

[bullet] Forward foreign exchange contracts -- The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

[bullet] Foreign currency options and futures -- The Fund is also authorized to purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have already passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period beginning with the commencement of operations. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions.

(h) Reclassification -- Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $108,933 have been reclassified between accumulated net realized capital losses and distributions in excess of net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 1.00% of the average daily net assets of the Fund.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                Account
              Maintenance         Distribution
                  Fee                 Fee

Class B          0.25%               0.75%
Class C          0.25%               0.75%
Class D          0.25%                 --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended November 30, 1997, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                  MLFD               MLPF&S

Class A          $4,406             $31,890
Class D          $2,094             $23,457

For the year ended November 30, 1997, MLPF&S received contingent deferred sales charges of $42,869 and $20 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $27,378 in commissions on the execution of portfolio security transactions for the Fund for the year ended November 30, 1997.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 1997 were $49,643,064 and $129,144,149, respectively.

Net realized and unrealized gains (losses) as of November 30, 1997 were as follows:

                                   Realized
                                    Gains          Unrealized
                                   (Losses)          Losses

Long-term investments           $(17,292,535)     $(22,351,266)
Short-term investments                  (320)               --
Forward foreign exchange
contracts                            146,971           (28,646)
Foreign currency transactions       (255,904)           (4,468)
                               -------------     -------------
Total                           $(17,401,788)     $(22,384,380)
                               =============     =============

As of November 30, 1997, net unrealized depreciation for Federal income tax purposes aggregated $23,043,491, of which $3,358,405 related to appreciated securities and $26,401,896 related to depreciated securities. At November 30, 1997, the aggregate cost of investments for Federal income tax purposes was $94,988,500.

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $56,250,234 and $141,243,207 for the years ended November 30, 1997 and November 30, 1996, respectively.

Transactions in capital shares for each class were as follows:

Class A Shares for the Year                                Dollar
Ended November 30, 1997                   Shares           Amount

Shares sold                               690,781        $7,889,564
Shares issued to shareholders in
reinvestment of dividends                  23,243           357,947
                                    -------------     -------------
Total issued                              714,024         8,247,511
Shares redeemed                        (5,274,309)      (71,433,932)
                                    -------------     -------------
Net decrease                           (4,560,285)     $(63,186,421)
                                    =============     =============

Class A Shares for the Year                                Dollar
Ended November 30, 1996                   Shares           Amount

Shares sold                               376,008        $5,726,244
Shares redeemed                        (9,972,249)     (152,370,175)
                                    -------------     -------------
Net decrease                           (9,596,241)    $(146,643,931)
                                    =============     =============

Class B Shares for the Year                                Dollar
Ended November 30, 1997                   Shares           Amount

Shares sold                               720,863        $7,993,947
Shares redeemed                          (347,593)       (4,704,429)
Automatic conversion of shares             (4,293)          (46,751)
                                    -------------     -------------
Net increase                              368,977        $3,242,767
                                    =============     =============

Class B Shares for the Period                              Dollar
June 10, 1996+ to November 30, 1996       Shares           Amount

Shares sold                               294,088        $4,450,564
Shares redeemed                           (52,601)         (796,992)
Automatic conversion of shares             (1,966)          (29,132)
                                    -------------     -------------
Net increase                              239,521        $3,624,440
                                    =============     =============

+ Commencement of operations.

Class C Shares for the Year                                Dollar
Ended November 30, 1997                   Shares           Amount

Shares sold                               458,542        $5,177,237
Shares redeemed                          (157,967)       (2,128,264)
                                    -------------     -------------
Net increase                              300,575        $3,048,973
                                    =============     =============

Class C Shares for the Period                              Dollar
June 10, 1996+ to November 30, 1996       Shares           Amount

Shares sold                                61,472          $937,156
Shares redeemed                            (4,303)          (64,508)
                                    -------------     -------------
Net increase                               57,169          $872,648
                                    =============     =============

+ Commencement of operations.

Class D Shares for the Year                                Dollar
Ended November 30, 1997                   Shares           Amount

Shares sold                               204,766        $2,315,219
Automatic conversion of shares              4,265            46,751
Shares issued to shareholders in
reinvestment of dividends                      48               740
                                    -------------     -------------
Total issued                              209,079         2,362,710
Shares redeemed                          (139,676)       (1,718,263)
                                    -------------     -------------
Net increase                               69,403          $644,447
                                    =============     =============

Class D Shares for the Period                              Dollar
June 10, 1996+ to November 30, 1996       Shares           Amount

Shares sold                               119,709        $1,774,038
Automatic conversion of shares              1,964            29,132
                                    -------------     -------------
Total issued                              121,673         1,803,170
Shares redeemed                           (60,533)         (899,534)
                                    -------------     -------------
Net increase                               61,140          $903,636
                                    =============     =============

+ Commencement of operations.

5. Commitments:
At November 30, 1997, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it agreed to sell various foreign currencies with approximate values of $561,000.

6. Capital Loss Carryforward:
At November 30, 1997, the Fund had a net capital loss carryforward of approximately $18,408,000, of which $1,115,000 expires in 2003 and $17,293,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:
On December 1, 1997, the Fund's Board of Directors declared an ordinary income dividend in the amount of $.012165 per Class A Share, payable on December 30, 1997 to shareholders of record as of December 19, 1997.



INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Emerging Tigers Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Emerging Tigers Fund, Inc. as of November 30, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period March 4, 1994 (commencement of operations) to November 30, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Emerging Tigers Fund, Inc. as of November 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
January 9, 1998





IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Emerging Tigers Fund, Inc. during its taxable year ended November 30, 1997:

                                              Domestic      Foreign        Total     Foreign Taxes
                    Record       Payable  Non-Qualifying    Source        Ordinary     Paid or
                     Date         Date    Ordinary Income   Income         Income      Withheld
Class A Shares     12/19/96     12/30/96     $0.026395     $0.019800     $0.046195     $0.024514
Class D Shares     12/19/96     12/30/96     $0.017306     $0.012982     $0.030288     $0.024514

The foreign taxes paid or withheld represent taxes incurred by the Fund on dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included as foreign source income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.





PORTFOLIO INFORMATION (unaudited)

As of November 30, 1997

                                                      Percent of
Ten Largest Equity Holdings                           Net Assets

Housing Development Finance Corporation Ltd.             4.8%
Elec & Eltek International Company Ltd.                  4.2
United Overseas Bank Ltd. 'Foreign'                      3.5
China Telecom (Hong Kong) Limited                        3.2
Singapore Press Holdings Ltd. 'Foreign'                  2.8
China Resources Enterprise Ltd.                          2.7
Gulf Indonesia Resources Ltd.                            2.6
Shanghai Industrial Holdings Ltd.                        2.6
PTT Exploration and Production Public
     Company Ltd. 'Foreign'                              2.5
Guangdong Investments, Ltd.                              2.4



EQUITY PORTFOLIO CHANGES (unaudited)

For the Quarter Ended November 30, 1997

Additions

China Telecom (Hong Kong) Limited
Gulf Indonesia Resources Ltd.


Deletions

China Overseas Land & Investment Ltd.
DMCI Holdings Inc.
Metropolitan Bank & Trust Company
P.T. Astra International
P.T. Bank International Indonesia
P.T. Fiskaragung Perkasa 'Foreign'
P.T. Lippo Life Insurance
Public Bank BHD 'Foreign'
Renong BHD
United Engineers (Malaysia) Ltd.



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Kara W.Y. Tan Bhala, Senior Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
James W. Harshaw, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863